EXHIBIT 10.1

LETTER AMENDMENT NO. 2

Dated as of September 21, 2010

HSBC Bank USA, National Association

452 Fifth Avenue, 8th Floor

New York, NY 10018

Attention: Thomas Foley, Managing Director

Ladies and Gentlemen:

We refer to the 3-Year Letter of Credit Agreement dated as of May 6, 2005 (such 3-Year Letter of Credit Agreement, as heretofore amended, the “Letter of Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment No. 2 (this “Letter Amendment”) have the same meanings as specified in the Letter of Credit Agreement.

It is hereby agreed by you and us that the Letter of Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a) The definition of “Termination Date” in Section 1.01 is hereby amended to read in its entirety as follows:

“Termination Date” means the first to occur of (i) the second anniversary of the date of Amendment No. 2, (ii) the date the LC Issuer receives irrevocable written notice from the Company of the termination of its right to request Letters of Credit hereunder, or (iii) the date the obligation of the LC Issuer to issue Letters of Credit is terminated pursuant to Section 7.01 hereof.

(b) The definition of “Applicable Margin” in Section 1.01 is hereby amended to read in its entirety as follows:

“Applicable Margin” means 0.40% per annum.

(c) Section 1.01 is amended by adding in appropriate alphabetical order the following definition:

“Amendment No. 2” means the Letter Amendment No. 2 dated as of September 21, 2010 to this Agreement.

We hereby represent and warrant to you as follows:

(a) The representations and warranties contained in Section 5.01 of the Letter of Credit Agreement (except for the representation and warranties contained in Sections 5.01(e) and (f) thereof), as amended by this Letter Amendment, are true and correct in all material respects on and as of the date hereof, before and after giving effect to this Letter Amendment, as though made on and as of such date, except to the extent that any such representation or warranty is stated to relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date;

(b) The Consolidated balance sheets of the Company and its Subsidiaries as of January 30, 2010, and the related Consolidated statements of income and retained earnings of the Company and its Subsidiaries for the Fiscal Year then ended, certified by Deloitte & Touche LLP, when taken as a whole fairly present the Consolidated financial condition of the Company and its Subsidiaries as at such date and the results of the operations of the Company and its Subsidiaries for the period ended on such date, all in accordance with GAAP;

(c) Since January 30, 2010, there has been no Material Adverse Change; and

(d) No event has occurred and is continuing, or would result from entering into this Letter Amendment, which constitutes an Event of Default or Default.

This Letter Amendment shall become effective as of the date first above written when, and only when, you shall have received counterparts of this Letter Amendment executed by the undersigned.

On and after the effectiveness of this Letter Amendment, each reference in the Letter of Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Letter of Credit Agreement, shall mean and be a reference to the Letter of Credit Agreement, as amended by this Letter Amendment.

The Letter of Credit Agreement, as specifically amended by this Letter Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the LC Issuer under the Letter of Credit Agreement, nor constitute a waiver of any provision of the Letter of Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least two counterparts of this Letter Amendment to Jennifer Cho’s attention at 2 Folsom, San Francisco, CA 94105.

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

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This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

THE GAP, INC.

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Vice President and Treasurer

BANANA REPUBLIC, LLC

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Vice President and Treasurer

GAP (CANADA) INC.

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Vice President and Treasurer

GAP (FRANCE) S.A.S.

By	/s/ Lisa D. Mertens
	Name:	Lisa D. Mertens
	Title:	President

GAP (JAPAN) K.K.

By	/s/ Thomas J. Lima
	Name:	Thomas J. Lima
	Title:	Director

GAP (NETHERLANDS) B.V.

By	/s/ Lisa D. Mertens
	Name:	Lisa D. Mertens
	Title:	Director

GPS CONSUMER DIRECT, INC.

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Vice President and Treasurer

GPS (GREAT BRITAIN) LIMITED

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Director

OLD NAVY (CANADA) INC.

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Vice President and Treasurer

FORTH & TOWNE LLC

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Vice President and Treasurer

GAP STORES (IRELAND) LIMITED

By	/s/ Lisa D. Mertens
	Name:	Lisa D. Mertens
	Title:	Director

GAP EUROPE LIMITED

By	/s/ Jennifer Cho
	Name:	Jennifer Cho
	Title:	Director

GAP EUROPE HOLDINGS B.V.

By	/s/ Lisa D. Mertens
	Name:	Lisa D. Mertens
	Title:	Director

Agreed as of the date first above written:

HSBC BANK USA, NATIONAL ASSOCIATION

By	/s/ Thomas A. Foley
	Name:	Thomas A. Foley
	Title:	Managing Director